Exhibit 3.153

Entity #: 3968236

Date Filed: 07/26/2013

Carol Aichele

Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

X	Business Corporation (§ 1915)
Nonprofit Corporation (§ 5915)

Name
CT-COUNTER	Document will be returned to the name and address you enter to the left.
Address

City	State	zip code
8838730 SO 11

Commonwealth of Pennsylvania

ARTICLES OF AMENDMENT BUSINESS 3 Page(s)

(bar code)

T1321167070

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:

EVERGREEN WASTE SOLUTIONS, INC.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street	City	State	Zip	County

(b) Name of Commercial Registered Office Provider				County
c/o CT Corporation System				Daughin

3. The statute by or under which it was incorporated:

PA Business Law of 1988 as amended

4. The date of its incorporation: 7/19/2010

5. Check, and if appropriate complete, one of the following:

X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

The amendment shall be effective on:		at
	Date		Hour

DCB:15-195/5915-2

6. Check one of the following:

     The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

X The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c) or § 5914(b).

7. Check and if appropriate, complete one of the following:

     The amendment adopted by the corporation, set forth in full, is as follows:

The name of the corporation is changed to:

ADVANCED DISPOSAL SERVICES SKIPPACK, INC.

     The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

     The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 19 day of July , 2013.

EVERGREEN WASTE SOLUTIONS, INC.
Name of Corporation

Signature

Deputy General Counsel & Assistant Secretary
Title

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

NOVEMBER 2, 2012

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

EVERGREEN WASTE SOLUTIONS, INC.

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania

do hereby certify that the foregoing and annexed is a true and correct copy of

1 ARTICLES OF INCORPORATION filed on July 19, 2010

2 CHANGE OF REGISTERED OFFICE - Domestic filed on May 11, 2012

3 CHANGE OF REGISTERED OFFICE - Domestic filed on October 25, 2012 which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

/s/ Carol Aichele
Secretary of the Commonwealth

(Seal)
SECRETARY OF THE COMMONWEALTH PENNSYLVANIA

Certification #: 10658022-1

Entity #: 3968236

Date Filed: 07/19/2010

Basil L. Merenda, Acting Secretary

Acting Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Articles of Incorporation-for Profit

(15 Pa.C.S.)

X Business-stock (§ 1306)	Management (§ 2703)
Business-nonstock (§ 2102)	Professional (§ 2903)
Business-statutory close (§ 2303)	Insurance (§ 3101)
Cooperative (§ 7102)

Name
Evergreen Waste Solutions, Inc.	Document will be returned to the name and address you enter to the left.
Address
220 East Washington St

City	State	zip code
Norristown	Pa	19401

Commonwealth of Pennsylvania

ARTICLES OF INCORPORATION 3 Page(s)

(bar code)

T1020060052

Fee: $125

In compliance with the requirements of the applicable provisions (relating to corporations and unincorporated associations), the undersigned, desiring to incorporate a corporation for profit, hereby states that:

1. The name of the corporation (corporate designator required, i.e., “corporation”, “incorporated”, “limited” “company” or any abbreviation. “Professional corporation” or “P.C.”):

Evergreen Waste Solutions Inc.

2. The (a) address of this corporation’s current registered office in this Commonwealth (post office box, alone, is not acceptable) or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County
220 East Washington Street	Norristown	Pa	19401	Montgomery

(b) Name of Commercial Registered Office Provider				County

c/o

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988:

4. The aggregate number of shares authorized: 1000

Certification #: 10658022-1 Page 1 of 6

5. The name and address, including number and street, if any, of each incorporator (all incorporators must sign below):

Name	Address
Daniel Stevens	9836 61 Ave South, Seattle Wa 98118
Adam Allred	2006 Polk Ave, Ogden Ut 84401

6. The specific effective date, if any:	7/13/2010	,
month/day/year hour, if any

7. Additional provisions of the articles, if any, attach an 8 1/2 by 11 sheet.

8. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a “public offering” within the meaning of the Securities Act of 1933 (15 U.S.C. 77a et seq.)

9. Cooperative corporations only: Complete and strike out inapplicable term:

The common bond of membership among its members/shareholders is:                     .

IN TESTIMONY WHEREOF, the incorporator(s) has/have signed these articles of Incorporation this 13 day of July , 10.

/s/
Signature

/s/
Signature

Certification #: 10658022-1 Page 2 of 6

Entity #: 3968236

Date Filed: 05/11/2012

Carol Aichele

Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

X Domestic Business Corporation (§ 1507)
Foreign Business Corporation (§ 4144)
Domestic Nonprofit Corporation (§ 5507)
Foreign Nonprofit Corporation (§ 6144)
Domestic Limited Partnership (§ 8506)

Name
Document will be returned to the name and address you enter to the left.

Corporation Service Company
200254-010 KU

Commonwealth of Pennsylvania

DOMESTIC-CHANGE OF REGISTERED OFFICE 2 Page(s)

(bar code)

T1213647120

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:

Evergreen Waste Solutions, Inc.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County
220 Et Washington St	Norristown	PA	19401	Montgomery

(b) Name of Commercial Registered Office Provider				County
c/o

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and Street	City	State	Zip	County

(b)	The registered office of the corporation or limited partnership shall be provided by:

c/o:	Corporation Service Company	Dauphin
	Name of Commercial Registered Office Provider	County

Certification #: 10658022-1 Page 3 of 6

4. Strike out if a limited partnership:

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 11th day of May , 2012.

Evergreen Waste Solutions, Inc.
Name of Corporation/Limited Partnership

/s/
Signature

/s/
Title

Certification #: 10658022-1 Page 4 of 6

Entity #: 3968236

Date Filed: 10/25/2012

Carol Aichele

Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Statement of Change of Registered Office (15 Pa.C.S.)

X Domestic Business Corporation (§ 1507)
Foreign Business Corporation (§ 4144)
Domestic Nonprofit Corporation (§ 5507)
Foreign Nonprofit Corporation (§ 6144)
Domestic Limited Partnership (§ 8506)

Name
Document will be returned to the name and address you enter to the left.
Address
CT - COUNTER

City	State zip code
8591751SO PA 30

Commonwealth of Pennsylvania

DOMESTIC-CHANGE OF REGISTERED OFFICE 2 Page(s)

(bar code)

T1230547057

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:

Evergreen Waste Solutions, Inc.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County

(b) Name of Commercial Registered Office Provider				County
c/o CORPORATION SERVICE COMPANY				Dauphin

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and Street	City	State	Zip	County

(b)	The registered office of the corporation or limited partnership shall be provided by:

c/o:	CT Corporation System	Dauphin
	Name of Commercial Registered Office Provider	County

Certification #: 10658022-1 Page 5 of 6

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 25th day of October , 2012.

Evergreen Waste Solutions, Inc.
Name of Corporation/Limited Partnership

/s/
Signature

Kristin Bolden, Vice President
Title

Certification #: 10658022-1 Page 10 of 6